Exhibit 10.3.2

SECOND AMENDMENT TO

PURCHASE AND LIMITED ASSUMPTION AGREEMENT OF BRANCH

THIS SECOND AMENDMENT TO PURCHASE AND LIMITED ASSUMPTION

AGREEMENT OF BRANCH (this "Second Amendment") made and entered into as of this 22d day of January, 2019 by and between Hawthorn Bank, a Missouri state-chartered bank with its main office located in Jefferson City, Missouri ("Seller"), and Branson Bank, a Missouri state chartered bank with its main office located in Branson, Missouri ("Buyer").

RECITALS:

WHEREAS, Buyer and Seller entered into a Purchase and Limited Assumption Agreement of Branch on the 17th day of October, 2018 (hereinafter referred to as the "Agreement"), and

WHEREAS, Buyer and Seller entered into a First Amendment of Purchase and Limited Assumption Agreement on the 15th day of January, 2019 (hereinafter referred to as the "First Amendment"), and

WHEREAS, Buyer and Seller again desire to amend one part of said Agreement, while the balance of the Agreement, as amended by the First Amendment remains in full force and effect as previously executed.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound, do hereby agree as follows:

1. Amendment of Purchase Price.Section 3(a)(v) shall be amended to be

$2,992,260, and section 3(a)(vi) shall be amended to be zero.

2. Balance of Agreement Reaffirmed. Other than as amended in the First and Second Amendments, the Agreement shall remain in full force and effect, and is hereby reaffirmed in its entirety.

3. Governing Law. This Second Amendment shall be governed by the laws of the State of Missouri and applicable federal laws and regulations.

4. Counterparts. This Second Amendment may be executed in any number of counterparts and the counterparts, taken together, shall be deemed to form one original instrument.

[signatures on following page]

IN WTINESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the day and year first above written.

HAWTHORN BANK

By	/s/	David T. Turner
David T. Turner, CEO

BRANSON BANK

By	/s/	Bill W. Jones
Bill W. Jones, CEO